Supplement Dated April 5, 1998
                            to the Prospectus of the
                         AAL VARIABLE ANNUITY ACCOUNT I
                               Dated March 1, 1998

         You may make regularly scheduled Premiums through the automatic deduction from your savings or checking account to the Subaccount(s) or Fixed Account you select. This can be done through our Member Convenience Account and you may set it up at the time of your application. When you set this up, you may select the intervals and dates that you want the money withdrawn from your account. If the date you select falls on a date that is not a Valuation Date, such as a weekend or holiday, we will allocate the Premium as of the closest preceding Valuation Date. See the section below on Member Convenience Account for more information.

Please file this prospectus supplement with your records.

13017PI5  4/98